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                                                                      EXHIBIT 99


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                                   PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Worthington Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John P. McConnell, Chairman and Chief Executive Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                   /s/ John P. McConnell
                                   --------------------------------------------

                                   Print Name:   John P. McConnell
                                   Title:  Chairman and Chief Executive Officer
                                   Date:  August 21, 2002



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                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                   TITLE 18, UNITED STATES CODE, SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Worthington Industries, Inc. (the "Company") on Form 10-K for the fiscal year ended May 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John T. Baldwin, Vice President and Chief Financial Officer of the Company, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                             /s/ John T. Baldwin
                             ---------------------------------------------------

                             Print Name:   John T. Baldwin
                             Title:  Vice President and Chief Financial Officer
                             Date:  August 21, 2002